                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                     DAIMLER-BENZ AUTO GRANTOR TRUST 1995-A

             (Exact name of registrant as specified in its charter)



                                  June 15, 1998

                Date of Report (Date of earliest event reported)




Delaware                           000-28042                 13-3770955
(State or other jurisdiction    (Commission File          (I.R.S. Employer
of incorporation)                   Number)              Identification No.)




        1201 North Market Street, Suite 1406, Wilmington, Delaware 19801
               (Address of principal executive offices) (Zip Code)



                                 (302) 426-1900
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

         On June 15, 1998, the Principal and Interest collected during the preceding calendar month, net of certain adjustments as provided for in the Pooling and Servicing Agreement dated as of November 1, 1995 (the "Agreement"), among Mercedes-Benz Credit Corporation, in its individual capacity and as Servicer, Daimler-Benz Vehicle Receivables Corporation, as Seller, and Citibank, N.A., as Trustee, Yield Supplement Agent, Payahead Agent, Class A Agent and Class B Agent (the "Trustee"), was distributed to holders ("Certificateholders") of certificates representing undivided fractional interests in Daimler-Benz Auto Grantor Trust 1995-A. In accordance with the Agreement, the statements for Class A and Class B Certificateholders for the May 1998 collection period (the "May Statement") was furnished to the Trustee for the benefit of the Certificateholders and, as such, was distributed by the Trustee to the Certificateholders. A copy of the May Statement is being filed as Exhibit 20 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit No.              Description
                  -----------              -----------
                  20                       Statement for Class A and Class B
                                           Certificateholders for the
                                           May 1998 Collection Period



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Daimler-Benz Auto Grantor Trust 1995-A
                                                (Registrant)

                              By:  Mercedes-Benz Credit Corporation, as Servicer


Date:  June 23, 1998          By:      /s/ David A. Klanica
                                   --------------------------------
                                    Name:     David A. Klanica
                                    Title:    Director of Accounting Services


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                                INDEX TO EXHIBITS

   Exhibit No.           Description
   -----------           -----------
       20             Statement for Class A and Class B Certificateholders for
                      the May 1998 Collection Period



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